Exhibit 10.2

EXECUTION COPY

WAIVER AND AMENDMENT NO. 2

Dated as of August 29, 2012

to

CREDIT AGREEMENT

Dated as of April 25, 2012

THIS WAIVER AND AMENDMENT NO. 2 (this “Amendment”) is made as of August 29, 2012 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”), under that certain Credit Agreement dated as of April 25, 2012 by and among the Borrowers, the other Loan Parties party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain modifications to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Waiver and Consent. The Loan Parties have informed the Lenders that an Event of Default has occurred as a result of their failure to comply with Section 6.03(c) of the Credit Agreement due to CW Parent owning directly or indirectly the Equity Interests of each of Michael’s Acquisition, L.P., Michael’s Finer Meats Acquisition, LLC, Michael’s Finer Meats Holdings, LLC and Michael’s Finer Meats, LLC (collectively, the “Michael’s Entities”) in violation of such Section (such Event of Default, the “Specified Default”). The Loan Parties have informed the Lenders that, after the effectiveness of this Amendment, the Loan Parties intend to enter into a reorganization of some of the Michael’s Entities (including through merger, consolidation or otherwise) in the manner set forth on Schedule I hereto (the “Permitted Reorganization”). Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive the Specified Default, and consent to the Permitted Reorganization. This specific waiver and the specific consent apply only to the Specified Default and the Permitted Reorganization and only for the express circumstances described above. This specific waiver and consent shall not be construed to constitute (i) a waiver of. or consent to, any other event, circumstance or condition or a waiver of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or (ii) a course of dealing or a consent to any departure by the Borrower from any other term or requirement of the Credit Agreement.

2. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 6.03(a) of the Credit Agreement is restated in its entirety as follows:

“(a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred or be continuing (i) any Loan Party or Subsidiary thereof may merge into or consolidate with a Loan Party (so long as (A) in the case of a merger or consolidation involving Holdings, Holdings shall be the surviving entity of any such merger or consolidation and (B) in the case of a merger or consolidation involving a Loan Party, a Loan Party shall be the surviving entity of such merger or consolidation); (ii) any Loan Party (other than Holdings) or Subsidiary thereof may liquidate or dissolve into a Loan Party (including for purposes of clarity into Holdings); (iii) any Subsidiary of a Loan Party may merge into or consolidate with a Person that is not a Loan Party (so long as in the case of a merger or consolidation involving a Loan Party, a Loan Party shall be the surviving entity of such merger or consolidation); and (iv) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Loan Party which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interest of the Loan Party and is not materially disadvantageous to the Lenders; provided, that (x) any such merger or consolidation hereunder involving a Person that is not a wholly owned Subsidiary immediately prior to such merger or consolidation shall not be permitted unless also permitted by Section 6.04, (y) any such merger or consolidation hereunder involving a Borrower in respect of which such Borrower is not the surviving entity shall not be permitted unless no principal of or interest on any Loan to such Borrower shall be outstanding hereunder immediately prior to and upon giving effect to such merger, consolidation or other transaction hereunder and (z) immediately after giving effect to any such merger, consolidation or other transaction hereunder, at least one (1) Borrower shall continue to remain in existence.”

(b) Section 6.03(c) of the Credit Agreement is restated in its entirety as follows:

“(c) [Intentionally Omitted].”

(c) Section 6.05(b) of the Credit Agreement is restated in its entirety as follows:

“(b) sales, transfers and dispositions of assets to any Borrower or any other Loan Party;”

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors and (iii) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

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4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as specifically waived or consented to herein, the execution, delivery and effectiveness of this Amendment shall not (i) operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Bank or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith or (ii) constitute a course of dealing or create any implication that the Administrative Agent or the Lenders would be willing under any circumstances in the future to provide the Loan Parties with any additional waivers, consents, amendments or other accommodations.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

Signature Page to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A.
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Patricia T. Stone
Name:	Patricia T. Stone
Title:	Authorized Officer

Signature Page to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

GE CAPITAL BANK, formerly known as GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory

Signature Page to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	Senior Vice President

Signature Page to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Phillip Langheim
Name:	Phillip Langheim
Title:	Managing Director

Signature Page to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Signature Page to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

SCHEDULE I

Permitted Reorganization

Ownership Structure Following the Acquisition of Michael’s Finer Meats (SLIDE 1)

On August 10, 2012, Chefs’ Warehouse Parent, LLC (“Parent”), a Delaware limited liability company and wholly owned subsidiary of The Chefs’ Warehouse, Inc. (the “Company”), and The Chefs’ Warehouse Mid-Atlantic, LLC (“Mid-Atlantic”), a Delaware limited liability company and wholly owned subsidiary of Parent, acquired, directly or indirectly, all of the equity interests of (i) Michael’s Acquisition, L.P. (“MALP”), a Delaware limited partnership, (ii) Michael’s Finer Meats Acquisition, LLC (‘“MFM Acquisition”), a Delaware limited liability company, (iii) Michael’s Finer Meats Holdings, LLC (“HoldCo”), a Delaware limited liability company, and (iv) Michael’s Finer Meats, LLC (“MFM” and together with MALP, MFM Acquisition and HoldCo, “Michael’s Finer Meats”), a Delaware limited liability company (the “Acquisition”).

A chart reflecting the ownership of Michael’s Finer Meats immediately following the consummation of the Acquisition is set forth on Slide 1 and described below:

•	All of the partnership interests in MALP are owned by Parent (limited partner) and Mid-Atlantic (general partner).

•	All of the limited liability company interests in MFM Acquisition are owned by Parent and MALP.

•	All of the limited liability company interests in HoldCo are owned by Parent and MFM Acquisition.

•	All of the limited liability company interests in MFM are owned by HoldCo.

Subsidiary Reorganization (SLIDE 2)

As reflected in Slide 2, pursuant to an Agreement and Plan of Merger between MALP and MFM Acquisition and upon the filing of a Certificate of Merger with the Delaware Secretary of State, MALP will be merged into MFM Acquisition, with MFM Acquisition surviving, and all of the partnership interests in MALP will be cancelled (“Merger 1”). Following Merger 1, Parent will own 100% of the limited liability company interests of MFM Acquisition .

Following Merger 1 and also as reflected in Slide 2, pursuant to an Agreement and Plan of Merger between MFM Acquisition and HoldCo and upon the filing of a Certificate of Merger with the Delaware Secretary of State, MFM Acquisition will be merged into HoldCo, with HoldCo surviving, and all of the limited liability company interests in MFM Acquisition will be cancelled (“Merger 2”). Following Merger 2, Parent will own 100% of the limited liability company interests of HoldCo.

Please note that once appropriate consents are received from the lenders under the Company’s current credit agreement, the Company will cause its subsidiaries to execute the necessary consents and merger documents to effect the above-described subsidiary reorganization, and the applicable merger documents will be filed with the Delaware Secretary of State. In most cases, such merger documents can be filed and accepted by the Delaware Secretary of State in a matter of a couple hours.

Final Structure Following the Subsidiary Reorganization (SLIDE 3)

Following the mergers and subsidiary reorganization described in the previous section, the final ownership structure of the remaining entities of Michael’s Finer Meats will be as set forth on Slide 3 and described below:

•	All of the limited liability company interests in HoldCo will be owned by Parent.

•	All of the limited liability company interests in MFM will continue to be owned by HoldCo.

Additionally, please note that Mid-Atlantic will remain in existence as a wholly owned subsidiary of Parent following the reorganization.

SLIDE 1

SLIDE 2

SLIDE 3

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Waiver and Amendment No. 2 to Credit Agreement with respect to that certain Credit Agreement dated as of April 25, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Waiver and Amendment No. 2 to Credit Agreement is dated as of August 29, 2012 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Issuing Bank (in such capacity, the “Issuing Bank”) and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Issuing Bank or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated August 29, 2012

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

Signature Page to Consent and Reaffirmation to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel

Signature Page to Consent and Reaffirmation to Waiver and Amendment No. 2 to

Credit Agreement dated as of April 25, 2012

The Chefs’ Warehouse, Inc. et al